FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-7
             (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York     10167
               (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-7,on May 27, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


              (28.49)      May 27, 2003 - Information on Distribution to
                                          Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:   June 11, 2003              By:      /s/ Joseph Jurkowski Jr.
                                               Joseph Jurkowski Jr.
                                               Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.49)          May 27, 2003 - Information on Distribution to
                                     Certificateholders

            May 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.49
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-7



                                    Beginning         Pass Thru      Principal         Interest         Total         Ending Cert./
   Type            Class            Cert. Bal.           Rate        Dist. Amt.        Dist. Amt.       Dist.         Notional Bal.
  Senior             A            $6,665,001.18       6.93551%     $2,523,534.86      $38,520.97     $2,562,055.83     $4,141,466.32
                     B-1           1,460,600.00       6.93551%              0.00        8,441.67          8,441.67      1,460,600.00
                     B-2             730,300.00       6.93551%              0.00        4,220.83          4,220.83        730,300.00
                     B-3             486,800.00       6.93551%              0.00        2,813.50          2,813.50        486,800.00
                     B-4             243,400.00       6.93551%              0.00        1,406.75          1,406.75        243,400.00
                     B-5             243,400.00       6.93551%              0.00        1,406.75          1,406.75        243,400.00
                     B-6             487,180.52       6.93551%              0.00        2,815.70          2,815.70        487,180.52
                     R-1                      0       6.96617%              0.00            0.00              0.00              0.00

                                 $10,316,681.70                    $2,523,534.86      $59,626.17     $2,583,161.03     $7,793,146.84


CERTIFICATE ACCOUNT
Beginning Balance                                                          0.00

Deposits

            Payment of Interest and Principal                      2,585,936.60
            Liquidations, Insurance Proceeds, Reserve Funds                0.00
            Proceeds from Repurchased Loans                                0.00
            Other Amounts (Servicer Advances)                              0.00
            Realized Losses                                                0.00
            Prepayment Penalties                                           0.00
                                                                   ------------
Total Deposits                                                     2,585,936.60

Withdrawals
            Reimbursement for Servicer Advances                            0.00
            Payment of Service Fee                                     2,775.57
            Payment of Interest and Principal                      2,583,161.03
                                                                   ------------
Total Withdrawals (Pool Distribution Amount)                       2,585,936.60

Ending Balance                                                             0.00
                                                                   ============


PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                            0.00
Servicing Fee Support                                                      0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                    0.00


SERVICING FEES
Gross Servicing Fee                                                    2,646.60
Trustee Fee- Wells Fargo Bank, N.A.                                      128.97
Supported Prepayment/Curtailment Interest Shortfall                        0.00
                                                                    -----------
Net Servicing Fee                                                      2,775.57



                               DELINQUENT                                                              BANKRUPTCY
                  No of Loans                Prin Balance                                   No of Loans        Prin Balance

                                                                     0-29 Days                   0                  0.00
30 Days                0                          0.00                 30 Days                   0                  0.00
60 Days                0                          0.00                 60 Days                   0                  0.00
90 Days                0                          0.00                 90 Days                   0                  0.00
120 Days               0                          0.00                120 Days                   0                  0.00
150 Days               0                          0.00                150 Days                   0                  0.00
180+ Days              0                          0.00               180+ Days                   0                  0.00
                  ------------------------------------                                       ----------------------------
                       0                          0.00                                           0                  0.00

                                                                     0-29 Days               0.000000%          0.000000%
30 Days            0.000000%                 0.000000%                 30 Days               0.000000%          0.000000%
60 Days            0.000000%                 0.000000%                 60 Days               0.000000%          0.000000%
90 Days            0.000000%                 0.000000%                 90 Days               0.000000%          0.000000%
120 Days           0.000000%                 0.000000%                120 Days               0.000000%          0.000000%
150 Days           0.000000%                 0.000000%                150 Days               0.000000%          0.000000%
180+ Days          0.000000%                 0.000000%               180+ Days               0.000000%          0.000000%
                   ----------------------------------                                        ---------------------------
                   0.000000%                 0.000000%                                       0.000000%          0.000000%

                             FORECLOSURE                                                                  REO
                 No of Loans               Prin Balance                                    No of Loans         Prin Balance
0-29 Days              0                         0.00                0-29 Days                  0                   0.00
30 Days                0                         0.00                  30 Days                  0                   0.00
60 Days                0                         0.00                  60 Days                  0                   0.00
90 Days                0                         0.00                  90 Days                  0                   0.00
120 Days               0                         0.00                 120 Days                  0                   0.00
150 Days               0                         0.00                 150 Days                  0                   0.00
180+ Days              0                         0.00                180+ Days                  0                   0.00
                   ----------------------------------                                       -----------------------------
                       0                         0.00                                           0                   0.00

0-29 Days          0.000000%                 0.000000%               0-29 Days               0.000000%          0.000000%
30 Days            0.000000%                 0.000000%                 30 Days               0.000000%          0.000000%
60 Days            0.000000%                 0.000000%                 60 Days               0.000000%          0.000000%
90 Days            0.000000%                 0.000000%                 90 Days               0.000000%          0.000000%
120 Days           0.000000%                 0.000000%                120 Days               0.000000%          0.000000%
150 Days           0.000000%                 0.000000%                150 Days               0.000000%          0.000000%
180+ Days          0.000000%                 0.000000%               180+ Days               0.000000%          0.000000%
                   ----------------------------------                                        ---------------------------
                   0.000000%                 0.000000%                                       0.000000%          0.000000%

                                                                                                        TOTAL
                                                                                           No of Loans         Prin Balance
                                                                     0-29 Days                   0                  0.00
                                                                       30 Days                   0                  0.00
                                                                       60 Days                   0                  0.00
                                                                       90 Days                   0                  0.00
                                                                      120 Days                   0                  0.00
                                                                      150 Days                   0                  0.00
                                                                     180+ Days                   0                  0.00
                                                                                              ---------------------------
                                                                                                 0                  0.00

                                                                    0-29 Days                0.000000%            0.000000%
                                                                      30 Days                0.000000%            0.000000%
                                                                      60 Days                0.000000%            0.000000%
                                                                      90 Days                0.000000%            0.000000%
                                                                     120 Days                0.000000%            0.000000%
                                                                     150 Days                0.000000%            0.000000%
                                                                    180+ Days                0.000000%            0.000000%
                                                                                             -----------------------------
                                                                                             0.000000%            0.000000%



Current Period Class A Insufficient Funds                               0.00
Principal Balance of Contaminated Properties                            0.00
Periodic Advance                                                        0.00





                 SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                 Original $         Original %        Current $          Current %      Current Class %         Prepayment %
Class A        3,651,680.52        3.75000642%      3,651,680.52        46.85758642%         53.142413%        100.00000000%
Class B-1      2,191,080.52        2.25007800%      2,191,080.52        28.11547841%         18.742108%          0.00000000%
Class B-2      1,460,780.52        1.50011380%      1,460,780.52        18.74442440%          9.371054%          0.00000000%
Class B-3        973,980.52        1.00020612%        973,980.52        12.49791052%          6.246514%          0.00000000%
Class B-4        730,580.52        0.75025228%        730,580.52         9.37465358%          3.123257%          0.00000000%
Class B-5        487,180.52        0.50029844%        487,180.52         6.25139664%          3.123257%          0.00000000%
Class B-6              0.00        0.00000000%              0.00         0.00000000%          6.251397%          0.00000000%






                              COLLATERAL STATEMENT

Collateral Description                                              Mixed ARM
Weighted Average Gross Coupon                                        7.258349%
Weighted Average Net Coupon                                          6.950506%
Weighted Average Pass-Through Rate                                   6.935507%
Weighted Average Maturity (Stepdown Calculation)                          298

Beginning Scheduled Collateral Loan Count                                  22
Number of Loans Paid in Full                                                4
Ending Scheduled Collateral Loan Count                                     18

Beginning Scheduled Collateral Balance                          10,316,681.71
Ending Scheduled Collateral Balance                              7,793,146.85
Ending Actual Collateral Balance at 30-April-2003                7,793,146.85

Monthly P&I Constant                                                62,401.73
Special Servicing Fee                                                    0.00
Prepayment Penalties                                                     0.00
Realized Loss Amount                                                     0.00
Cumulative Realized Loss                                                 0.00

Class A Optimal Amount                                           2,562,055.83
Class AP Deferred Amount                                                 0.00

Ending Schedule Balance for Premium Loans                        7,793,146.85
Ending Schedule Balance for Discount Loans                               0.00
Scheduled Principal                                                      0.00
Unscheduled Principal                                            2,523,534.86